Exhibit 4.2

EXECUTION VERSION

RATIFICATION AGREEMENT

RATIFICATION AGREEMENT dated as of December 7, 2016 (as amended, supplemented or otherwise modified from time to time, this “Ratification Agreement”), among Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Borrower”), the subsidiaries identified on the signature pages hereto (together with the Borrower, the “Reaffirming Parties”) and Bank of America, N.A., as administrative agent and collateral agent under the Credit Agreement referred to below (in such capacity, including any successor thereto, the “Administrative Agent”). Terms defined in the Credit Agreement (as defined below) and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

WHEREAS, the Borrower, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, are parties to a certain Third Amended and Restated Credit Agreement dated as of July 2, 2014 (as amended, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent have entered into the Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), which amends and restates the Existing Credit Agreement in its entirety;

WHEREAS, each of the Reaffirming Parties is a party to one or more of the Loan Documents;

WHEREAS, each of the Lenders has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement and the obligations of each of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Ratification Agreement; and

WHEREAS, each of the Loan Parties will derive substantial benefits from the extension of such credit to the Borrower and is willing to execute and deliver this Ratification Agreement in order to induce the Lenders to extend such credit.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation.

(a) Each of the Reaffirming Parties (i) hereby acknowledges receipt of a copy of the Credit Agreement and consents to the Credit Agreement and the transactions contemplated thereby (including the Transactions) (ii) without limiting its obligations under, or the provisions of, the Subsidiary Guaranty, hereby confirms its respective guarantees, as applicable, under the Subsidiary Guaranty, (iii) without limiting its obligations under, or the provisions of, the Security Agreement or the Pledge Agreement, hereby confirms its respective assignments, pledges and grants of security interests, as applicable, under the Security Agreement, the Pledge Agreement and each of the other Loan Documents to which it is party, (iv) without limiting its obligations under, or the provisions of, any Loan Document, hereby confirms that the obligations of the Borrower under the Credit Agreement are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee Agreement, the Security Agreement, the Pledge

Agreement and the other Loan Documents and constitute “Obligations,” “Guaranteed Obligations,” “Secured Obligations” or other similar terms, as applicable, for purposes thereof, (v) hereby agrees that, notwithstanding the effectiveness of the Credit Agreement and the Transactions, such guarantees, and pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and to continue to inure to the benefit of the Lenders and the other Secured Parties, (vi) hereby ratifies and confirms its prior grant of Liens pursuant to the Loan Documents and that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect after giving effect to the Credit Agreement, are not released or reduced, and continue to secure full payment and performance of the obligations under the Credit Agreement and (vii) agrees that the Subsidiary Guaranty, the Security Agreement, the Pledge Agreement and the other Loan Documents to which it is a party are and shall continue to be in full force and effect, are hereby in all respects ratified and confirmed and that the terms and conditions thereof shall remain unchanged except as contemplated by this Agreement (such consents, confirmations and agreements, collectively, the “Reaffirmation”).

(b) Each of the Reaffirming Parties further agrees to take any action required and reasonably requested by the Administrative Agent to ensure compliance by the Borrower with the provisions of Section 6.12 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is a party.

SECTION 1.02. Credit Agreement. As of the Restatement Effective Date, unless the context expressly requires otherwise, each reference to the Existing Credit Agreement or the defined terms in the Existing Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement or such defined terms in the Credit Agreement, as applicable.

SECTION 1.03. Schedules. As of the Restatement Effective Date, the updated schedules to the Security Agreement and the Pledge Agreement attached hereto as Exhibit A (the “Updated Schedules”) shall amend and restate the existing applicable schedules to the Security Agreement and the Pledge Agreement.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants to the Administrative Agent and each of the Lenders:

SECTION 2.01. Authority; Enforceability. This Ratification Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation of such Reaffirming Party, enforceable against it in accordance with its terms, subject to equitable principles and Debtor Relief Laws.

SECTION 2.02. Loan Documents. The representations and warranties made by it and set forth in the other Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

SECTION 2.03. Schedules. The Updated Schedules are true and correct in all material respects as of the date hereof.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Reaffirming Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 3.02. Loan Document. This Ratification Agreement is a Loan Document executed pursuant to Section 4.01(a)(ii) of the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.03. Effectiveness; Counterparts. This Ratification Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Ratification Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Ratification Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Ratification Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Ratification Agreement.

SECTION 3.04. No Novation. This Ratification Agreement shall not extinguish the Obligations or Secured Obligations or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the Obligations, Secured Obligations or instruments securing the same or of any other obligations under any Loan Document, which shall remain in full force and effect. Nothing in or implied by this Ratification Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Ratification Agreement.

SECTION 3.05. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to the “Agreement” therein being deemed references to this Ratification Agreement and all references to the “Borrower” therein being deemed references to the Reaffirming Parties.

SECTION 3.06. Severability. Any provision of this Ratification Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as reasonably possible to that of the invalid, illegal or unenforceable provisions.

SECTION 3.07. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Ratification Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Ratification Agreement.

SECTION 3.08. No Other Amendments; Confirmation. Except as expressly set forth herein, this Ratification Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Ratification to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

ASCENSION ORTHOPEDICS, INC, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

CONFLUENT SURGICAL, INC, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

ENDOSOLUTIONS, INC, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

[Signature Page to Ratification Agreement]

INTEGRA LIFESCIENCES SALES LLC, a Delaware limited liability company

By: Integra LifeSciences Corporation, as its Sole Member

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

INTEGRA NEUROSCIENCES (INTERNATIONAL), INC., a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

INTEGRA BURLINGTON MA, INC., a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

INTEGRA YORK PA, INC., a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	Vice President

J. JAMNER SURGICAL INSTRUMENTS, INC., a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	Vice President

[Signature Page to Ratification Agreement]

TEI BIOSCIENCES INC, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

TEI MEDICAL INC, a Delaware corporation

By:	/s/ Peter J. Arduini
	Name:	Peter J. Arduini
	Title:	President, Chief Executive Officer

[Signature Page to Ratification Agreement]

Acknowledged and agreed:

BANK OF AMERICA, N.A., as Administrative Agent,

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

[Signature Page to Ratification Agreement]

EXHIBIT A

See attached.

[Signature Page to Ratification Agreement]

UPDATED SCHEDULE I TO PLEDGE AGREEMENT

Item A.	Pledged Notes

Pledgor (Holder)	Securities Issuer (Maker)	Date	Original Principal Amount
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	05-12-06	$101,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	05-07-07	$30,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	05-11-07	$4,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	12-28-07	$4,112,500.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	EndoSolutions, Inc.	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	J. Jamner Surgical Instruments, Inc.	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra Luxtec, Inc.	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra NeuroSciences (International), Inc.	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra Burlington MA, Inc. (f/k/a Integra Radionics, Inc.)	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra York PA, Inc. (f/k/a Miltex, Inc.)	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Minnesota Scientific, Inc.	08-10-10	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	09-23-11	$50,000,000.00
Integra LifeSciences Holdings Corporation	Ascension Orthopedics, Inc.	11-18-11	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Sales LLC (f/k/a Integra Healthcare Products LLC)	10-31-12	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	07-28-13	$14,205,812.00

Pledgor (Holder)	Securities Issuer (Maker)	Date	Original Principal Amount
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	09-01-13	$20,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	01-15-14	$150,000,000.00
Integra LifeSciences Holdings Corporation	Confluent Surgical, Inc.	03-13-14	$600,000,000.00
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	09-01-15	$50,000,000.00
Integra LifeSciences Corporation	Integra Euro Holdings, Inc.	07-14-14	€33,571,726.00
Integra LifeSciences Holdings Corporation	ILS Financing Ireland	12-15-14	€24,900,000.00
Integra LifeSciences Corporation	Integra Euro Holdings, Inc.	07-19-16	€2,977,788.00

Item B.	Pledged Shares

Pledgor	Securities Issuer	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	100 common	100	100%	2
Integra LifeSciences Corporation	J. Jamner Surgical Instruments, Inc.	2,000 common	500	100%	124
Integra LifeSciences Corporation	Integra NeuroSciences (International), Inc.	3,000 common	100	100%	2
Integra LifeSciences Corporation	Integra York PA, Inc.	1,000 common	100	100%	3
Integra York PA, Inc.	EndoSolutions, Inc.	1,000 common	100	100%	3
Integra LifeSciences Corporation	Integra LifeSciences (Canada) Holdings, Inc.	1,000 common	100	100%	1
Integra LifeSciences Corporation	Precise Dental Holding Corp.	2,000 common	50 -2/3	100%	15
Integra York PA, Inc.	Integra Euro Holdings, Inc.	2,000 common	18	100%	4
Integra York PA, Inc.	Integra Euro Holdings, Inc.	2,000 common	10	100%	7

Pledgor	Securities Issuer	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
J. Jamner Surgical Instruments, Inc.	Integra Euro Holdings, Inc.	2,000 common	303	100%	5
J. Jamner Surgical Instruments, Inc.	Integra Euro Holdings, Inc.	2,000 common	10	100%	8
Integra NeuroSciences (International), Inc.	Integra Euro Holdings, Inc.	2,000 common	659	100%	6
Integra NeuroSciences (International), Inc.	Integra Euro Holdings, Inc.	2,000 common	10	100%	9
Integra LifeSciences Corporation[1]	Integra Burlington MA, Inc.	1,000 common	100	100%	1
Integra LifeSciences Corporation	Ascension Orthopedics, Inc.	100 common	100	100%	1
Integra LifeSciences Corporation	Confluent Surgical, Inc.	6,500,000 common 41,136,859 all classes	88.02 common	100%	5
Integra LifeSciences Corporation	TEI Biosciences Inc.	100 Common	100	100%	296
Integra LifeSciences Corporation	TEI Medical Inc.	100 Common	100	100%	127
TEI Biosciences Inc.	TEI Medical Inc.	3,000,000 Preferred	3,000,000 Preferred	100%	1

Item C.	Pledged Membership Interests

Pledgor	Securities Issuer	No. of Membership Interests	Membership Interests % of Interests Pledged	Certificate No.
Integra LifeSciences Corporation	Integra LifeSciences Sales LLC (Delaware)	1	100%	2

[1]	Replacement certificate to be provided on a post-closing basis.

Item D.	Pledged Partnership Interests

None.

UPDATED SCHEDULE I TO SECURITY AGREEMENT

Item A.	State of Organization, Identification Number, Chief Executive Office

Grantor; Chief Executive Office	State of Organization	Identification Number

Integra LifeSciences Holdings Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	2199700

Ascension Orthopedics, Inc. 8700 Cameron Road Austin, TX 78754	Delaware	2686969

Confluent Surgical, Inc. c/o Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	2928705

EndoSolutions, Inc. c/o Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	3436217

Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	2363821

Integra LifeSciences Sales LLC c/o Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	3826429

Integra NeuroSciences (International), Inc. c/o Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	2902491

Integra Burlington MA, Inc. 85 Rangeway Road Building #2 Billerica, MA 01862	Delaware	4077406

Integra York PA, Inc. 589 Davies Drive York, PA 17402	Delaware	4079576

J. Jamner Surgical Instruments, Inc. c/o Integra LifeSciences Corporation 311 Enterprise Drive Plainsboro, NJ 08536	Delaware	0769265

TEI Biosciences Inc. 1000 Winter Street Suite 4900 Waltham, MA 02451	Delaware	2567810

TEI Medical Inc. 1000 Winter Street Suite 4900 Waltham, MA 02451	Delaware	2567830

Item B.	Location of Equipment & Inventory (Owned Locations)

Grantor Mailing Address	County	State

Integra York PA, Inc. 589 Davies Drive York, PA 17402	York	Pennsylvania

Integra LifeSciences Corporation 4900 Charlemar Drive Cincinnati, OH 45227	Hamilton	Ohio

Item C.	Leased Property; Bailees

I	See Attached list of consignments for Orthopedics & Tissue Technologies hospital accounts

II	See attached list of consignments for Specialty Surgical Solutions

Item C.	Leased Property; Bailees

I. List of consignments for Orthopedics & Tissue Technologies hospital accounts

Description	Address	State
1st Street Surgery Center	411 1ST ST, BELLAIRE, TX 77401	TX
5th Avenue Surgery Center	1049 5th Avenue New York, NY 10028	NY
Advanced S.C. - Omaha, NE	111 S. 10th Street Omaha, NE 68102	NE
ADVANCED SURGERY CENTER OF SARASOTA	2621 CATTLEMEN RD STE 100 SARASOTA, FL 34232	FL
ADVENTIST BOLINGBROOK MED CTR	500 REMINGTON BLVD, BOLINGBROOK, IL 60440	IL
ADVOCATE GOOD SAMARITAN HOSP	3815 S Highland Ave Downers Grove, IL 60515	IL
AKRON GEN MEDICAL CENTER	400 WABASH AVE, , AKRON, OH 44307	OH
ALBERT EINSTEIN CENTER ONE	9880 BUSTLETON AVE STE 120, , PHILADELPHIA PA 19115	PA
ALBERT EINSTEIN MED CNTR	13TH ST AND TABOR RD, PHILADELPHIA, PA 19141	PA
Alexian Brothers Medical Center	3040 W SALT CREEK LN ARLINGTON HEIGHTS, IL 60005	IL
ALLIANCEHEALTH MIDWEST	2825 PARKLAWN DR, MIDWEST CITY, OK 73110	OK
ALPENA GENERAL HOSPITAL	1501 W CHISHOLM ST, , ALPENA, MI 49707	MI
ALTRU HEALTH SYSTEM	1200 S COLUMBIA RD, GRAND FORKS, ND 58201	ND
AMBULATORY SURGERY CENTER	501 S BALLENGER HWY, FLINT, MI 48532	MI
AMBULATORY SURGERY CENTER	4500 E FLETCHER, TAMPA, FL 33613	FL
AMERICAN FORK HOSPITAL	170 N 1100 E, AMERICAN FORK, UT 84003	UT
AMI PALM BEACH GARDENS MEDICAL CENTER	3360 BURNS RD, PALM BEACH GARDENS, FL 33410	FL
AMI PALM BEACH GARDENS MEDICAL CENTER	3360 BURNS RD PALM BEACH GARDENS, FL 33410	FL
ANMED HEALTH	1830 WHITE ST, ANDERSON, SC 29624	SC
APOLLO HOSPITAL SYSTEMS LP	9201 PINECROFT DR, , SHENANDOAH, TX 77380	TX
APPLETON MEDICAL CENTER	1818 N MEADE ST, APPLETON, WI 54911	WI
Arapahoe Surgery Center (dba Dry Creek)	125 INVERNESS DR STE 150, ENGLEWOOD, CO 80112	CO
ARCHBOLD MEDICAL CENTER	83 GENESIS PKWY THOMASVILLE, GA 31792	GA
ARISE HEALTHCARE SYSTEMS LLC	3003 BEE CAVES RD, AUSTIN, TX 78746	TX
ARK SPEC ORTHO CENTER	6119 MIDTOWN AVE STE 101, , LITTLE ROCK, AR 72205	AR
ARKANSAS HEART HOSPITAL	1701 S SHACKLEFORD RD, LITTLE ROCK, AR 72211	AR
ATHENS ORTHOPEDIC CLINIC PA	1765 OLD W BROAD ST BLDG 2 STE 200, , ATHENS GA 30606	GA
ATHENS REG MEDICAL CENTER	109 S BARNETT SHOALS RD, , WATKINSVILLE GA 30677	GA
Athens Regional Medical Center	1199 PRINCE AVE, ATHENS, GA 30606	GA
ATLANTA MEDICAL CENTER (TENET)	303 PKWY DR NE, , ATLANTA GA 30312	GA

Avanguard Surgery Center	5620 Wilbur Avenue Tarzana, CA 91356	CA
BAPTIST AMBULATORY SURG CNTR	312 21ST AVE N, , NASHVILLE TN 37205	TN
BAPTIST HEALTH SYSTEMS	1150 BRUSSELS ST, SAN ANTONIO, TX 78219	TX
Barnesville Hospital	639 West Main Street Barnesville, OH 43713	OH
BATON ROUGE GENERAL MEDICAL CENTER	8585 PICARDY AVE, BATON ROUGE, LA 70809	LA
BATON ROUGE GENERAL MEDICAL CENTER	3600 FLORIDA BLVD, BATON ROUGE, LA 70806	LA
BATON ROUGE GENERAL MEDICAL CENTER	8585 PICARDY AVE, BATON ROUGE, LA 70809	LA
BAY AREA HOSPITAL	1775 THOMPSON RD, COOS BAY, OR 97420	OR
BAY AREA PHYSICIANS SURGERY CENTER	6043 WINTHROP COMMERCE AVE STE 101, RIVERVIEW, FL 33578	FL
BAY REGIONAL MEDICAL CENTER	1900 COLUMBUS AVE BAY CITY, MI 48708	MI
Bayfront Health - Punta Gorda	809 E MARION AVE, PUNTA GORDA, FL 33950	FL
BAYFRONT MEDICAL CENTER	701 6TH ST S, , SAINT PETERSBURG FL 33701	FL
BAYLOR HEALTH SYSTEM	3500 GASTON AVE, , DALLAS TX 75246	TX
Baylor Surgical at Grapevine	2040 West State Hwy 114 Grapevine, TX 76051	TX
Baylor Surgicare at Bedford (Metroplex)	1600 Central Drive #180 Bedford, TX 76022	TX
Baylor Surgicare at Granbury	1717 PALUXY RD, GRANBURY, TX 76048	TX
BAYLOR SURGICARE AT NORTH DALLAS	12230 COIT ROAD SUITE 200, DALLAS, TX 75251-2324	TX
Baylor Surgicare of Arlington	2400 MATLOCK RD, ARLINGTON, TX 76015	TX
BAYONET MEDICAL CENTER	14000 FIVAY RD, , HUDSON FL 34667	FL
BAYONET POINT SURGERY AND ENDOSCOPY CENTER	14104 YOSEMITE DR, HUDSON, FL 34667	FL
BAYSTATE MEDICAL CENTER	759 CHESTNUT ST, SPRINGFIELD, MA 01199	MA
BEAUFORT MEM HOSP	955 RIBAUT RD, BEAUFORT, SC 29902-5454	SC
BEAUMONT HOSPITAL - GROSSE POINTE	468 Cadieux Rd Grosse Pointe, MI 48230	MI
Beaumont Surgical Affiliates	3560 College St. Beaumont, TX 77701	TX
Bellevue Medical Center	2500 BELLEVUE MED CTR DR BELLEVUE, NE 68123	NE
Beltway Surgery Center	151 Pennsylvania Parkway Indianapolis, IN 46280	IN
BEN TAUB GENERAL HOSPITAL	1504 TAUB LOOP, HOUSTON, TX 77030	TX
Benedictine Hospital	105 MARYS AVE KINGSTON, NY 12401	NY
BENEFIS HEALTH SYSTEM	1101 26TH ST S EAST CAMPUS, , GREAT FALLS MT 59405	MT
BERKELEY MEDICAL CENTER	2500 HOSPITAL DR, MARTINSBURG, WV 25401	WV
BERKSHIRE MEDICAL CENTER	725 NORTH ST, PITTSFIELD, MA 01201	MA
BETH ISRAEL DEACONESS MEDICAL CENTER	330 Brookline Ave Boston, MA 02215	MA
BETH ISRAEL DEACONESS MEDICAL CENTER	471 Brookline Ave Boston, MA 02215	MA
BILLINGS CLINIC	201 YELLOWSTONE AVE, , CODY WY 82414	MT
Biltmore Surgical Center	2222 East Highland Avenue Phoenix, AZ 85016	AZ

BLOUNT MEM HOSP	907 E LAMAR ALEXANDER PKWY, MARYVILLE, TN 37804	TN
BLUFFTON REGIONAL MEDICAL CENTER	303 S MAIN ST, BLUFFTON, IN 46714	IN
BOSTON MEDICAL CENTER	751 ALBANY ST, BOSTON, MA 02118	MA
BOSTON MEDICAL CENTER	751 ALBANY ST, BOSTON, MA 02118	MA
BOTSFORD GENERAL HOSPITAL	28050 GRAND RIVER AVE, , FARMINGTON MI 48336	MI
BOTSFORD GENERAL HOSPITAL	28050 Grand River Ave Farmington, MI 48336	MI
BOZEMAN DEACONESS HOSPITAL	915 HIGHLAND BLVD, , BOZEMAN MT 59715	MT
BRACKENRIDGE HOSPITAL	601 E 15TH ST, AUSTIN, TX 78701	TX
BRANDON SURGI CENTER	711 S PARSONS AVE, BRANDON, FL 33511	FL
Brevard VA OPC	2900 VETERANS WAY MELBOURNE, FL 32940	FL
BRIGHAM & WOMENS HOSPITAL	89 Fenwood Rd at Brookline Ave Boston, MA 02115	MA
BROCKTON HOSPITAL INC	680 CENTRE ST, BROCKTON, MA	MA
BROCKTON HOSPITAL INC	680 CENTRE ST. BROCKTON, MA 02302	MA
BROOKHAVEN WCC	300 KENNEDY DR, HAUPPAUGE, NY 11788-4013	NY
BROOKHAVEN WCC	33 MEDFORD AVE STE D, PATCHOGUE, NY 11772-1222	NY
BROOKWOOD MEDICAL CENTER	2010 BROOKWOOD MEDICAL CENTER DR, HOMEWOOD, AL 35209	AL
CAMPBELL COUNTY MEMORIAL HOSPI	501 S BURMA AVE, , GILLETTE WY 82716	WY
Canyon Surgery Center	6036 North 19th Ave Phoenix, AZ 85015	AZ
CAPE COD HEALTHCARE	27 PARK ST, HYANNIS, MA 02601	MA
CAPE COD HEALTHCARE	27 PARK ST HYANNIS, MA 02601	MA
CAPE FEAR MEMORIAL	5301 WRIGHTSVILLE AVE, WILMINGTON, NC 28403	NC
Cape Surgery Center - Sarasota, FL	1941 Waldemere Street Sarasota, FL 34239	FL
CAPITAL HEALTH HOPEWELL	1 CAPITAL WAY, PENNINGTON, NJ 08534	NJ
CAPITAL HEALTH SYSTEM	750 BRUNSWICK AVE, TRENTON, NJ 08638	NJ
CENTRAL HOUSTON SURGICAL CENTER	4126 SW FWY STE 200, , HOUSTON TX 77027	TX
CENTRAL MISS MEDICAL CENTER	1850 CHADWICK DR, JACKSON, MS 39204	MS
CENTRASTATE MEDICAL CENTER	901 W MAIN ST, , FREEHOLD NJ 07728	NJ
Centrum Surgical Center	8200 E. Belleview Avenue Greenwood Village, CO 80111	CO
CHAGRIN SURGERY CENTER	24025 COMMERCE PARK RD STE 2, BEACHWOOD, OH 44122	OH
CHARLOTTE HUNGERFORD HOSPITAL	540 LITCHFIELD ST TORRINGTON, CT 06790	CT
CHARLTON MEMORIAL HOSPITAL	490 PROSPECT ST FALL RIVER, MA 02720	MA
CHESAPEAKE GENERAL HOSPITAL	736 BATTLEFIELD BLVD N CHESAPEAKE, VA 23320	VA
CHEYENNE REGIONAL MEDICAL CENTER	214 E 23RD ST, CHEYENNE, WY 82001	WY
Cheyenne Surgical Center	3235 Sparks Road Cheyenne, WY 82001	WY
CHI ST VINCENT HOT SPRINGS	300 WERNER ST, HOT SPRINGS, AR 71913	AR
CHILDRENS HOSPITAL	700 CHILDRENS DR COLUMBUS, OH 43205	OH

CHILDRENS HOSPITAL	1604 6TH AVE S, BIRMINGHAM, AL 35233	AL
CHILDRENS MEDICAL CENTER	1 CHILDRENS PLZ, DAYTON, OH 45404-1873	OH
CHRISTIANA CARE HEALTH SERVICES	4755 OGLETOWN STANTON RD, NEWARK, DE 19718	DE
CHRISTIANA CARE HEALTH SERVICES	501 W 14TH ST, WILMINGTON, DE 19801	DE
CHRISTUS SPOHN MEML HOSP	2606 HOSPITAL BLVD, CORPUS CHRISTI, TX 78405	TX
CHRISTUS ST MICHAEL HEALTH SYS	2600 ST MICHAEL DR TEXARKANA, TX 75503	TX
CITRUS MEMORIAL HOSPITAL	502 W HIGHLAND BLVD, INVERNESS, FL 34452	FL
CITRUS MEMORIAL HOSPITAL	502 HIGHLAND BLVD, , INVERNESS FL 34452	FL
CLAYTON OUTPATIENT SURGERY CENTER	6911 TARA BLVD STE A, JONESBORO, GA 30236-1503	GA
CLEVELAND CLINIC FDTN	9500 EUCLID AVE, CLEVELAND, OH 44195 (ACCT#72089)	OH
COLUMBIA AUGUSTA MEDICAL CENTER	3651 WHEELER RD AUGUSTA, GA 30909	GA
COLUMBIA FT WALTON BEACH MC	1000 MAR WALT DR FORT WALTON BEACH, FL 32547	FL
COLUMBIA PROVIDENCE HOSPITAL	2435 FOREST DR, COLUMBIA, SC 29204	SC
COMMUNITY HOSPITAL NORTH	7150 CLEARVISTA DR, INDIANAPOLIS, IN 46256	IN
COMMUNITY HOSPITAL SOUTH	1402 E COUNTY LINE RD, INDIANAPOLIS, IN 46227-0963	IN
COMMUNITY HOSPITALS OF INDIANAPOLIS	1500 N RITTER AVE, INDIANAPOLIS, IN 46219	IN
COMMUNITY SURGERY CENTER SOUTH	1550 E COUNTY LINE RD S, INDIANAPOLIS, IN 46227	IN
COMMUNITY SURGERY CENTER SOUTH	1550 E COUNTY LINE RD S, INDIANAPOLIS, IN 46227	IN
CONROE REGIONAL MEDICAL CENTER	504 MED CTR BLVD, , CONROE TX 77304	TX
COOK CHILDRENS MEDICAL CENTER	801 7TH AVE, , FORT WORTH TX 76104	TX
CORYELL MEMORIAL HOSPITAL	1507 W MAIN ST, GATESVILLE, TX 76528	TX
COUNTRYSIDE SURGI CENTER	3291 N MCMULLEN BOOTH RD, CLEARWATER, FL 33761	FL
CREEKWOOD SURG CNTR	211 NE 54TH ST STE 100, , KANSAS CITY MO 64118-4337	MO
CROZER-CHESTER MEDICAL CENTER	1 MED CTR BLVD, , UPLAND PA 19013	PA
CULVER CITY SURGICAL SPECIALTIES	3831 HUGHES AVE STE 700, CULVER CITY, CA 90232	CA
DALLAS MEDICAL CENTER LLCL CENTER	7 MEDICAL PKWY, , DALLAS TX 75234	TX
DANBURY HOSPITAL	24 HOSPITAL AVE, , DANBURY CT 06810	CT
DAVIS HOSPITAL & MEDICAL CENTER	1600 W ANTELOPE DR, LAYTON, UT 84041	UT
DAVIS HOSPITAL & MEDICAL CENTER	1600 W ANTELOPE DR, , LAYTON UT 84041	UT
DAY SURGERY CENTER (THE)	1127 N CHURCH ST, , GREENSBORO NC 27401	NC
Deaconess Hospital	5501 North Portland Oklahoma City, OK 73112	OK
Deaconess Hospital	600 MARY ST, EVANSVILLE, IN 47747	IN
DEACONESS HOSPITAL	800 W 5TH AVE, , SPOKANE WA 99204	WA

Deaconess Surgery Ctr	5401 North Portland Oklahoma City, OK 73112	OK
DEARBORN COUNTY HOSP	600 WILSON CREEK RD LAWRENCEBURG, IN 47025	IN
Dekalb Medical Center - Hillandale	2801 DEKALB MEDICAL PKWY, LITHONIA, GA 30058-4996	GA
DEL SOL MEDICAL CENTER	10301 GATEWAY WEST, EL PASO, TX	TX
DELANO REG MEDICAL CENTER	1401 GARCES HWY DELANO, CA 93215	CA
DENTON REGIONAL MEDICAL CENTER	3535 S I 35 E, , DENTON TX 76210	TX
DENVER HEALTH & HOSPITAL AUTHORITY	777 Delaware St Denver, CO 80204	CO
Derby Ambulatory S.C.	1101 N. Rock Road Derby, KS 67037	KS
DESERT RIDGE OUTPATIENT SURGERY CENTER	20940 N TATUM BLVD STE 100, PHOENIX, AZ 85050-7259	AZ
DIXIE REGIONAL MEDICAL CENTER	1380 E MEDICAL CENTER DR, , ST GEORGE UT 84790	UT
DLP CONEMAUGH MEMORIAL MEDICAL CENTER	150 SOUTHMONT BLVD, JOHNSTOWN, PA 15905	PA
DOCTORS HOSPITAL AT RENAISSANCE	2820 PASEO DEL PRADO AVE, , EDINBURG TX 78539	TX
DR P PHILLIPS HOSPITAL	9400 TURKEY LAKE RD, ORLANDO, FL 32819	FL
DURHAM REGIONAL HOSPITAL	3643 N ROXBORO RD, DURHAM, NC 27704-2702	NC
Eagle Highlands S.C.	6850 Parkdale Place Indianapolis, IN 46254	IN
EAST GEORGIA REGIONAL MED CTR	1499 FAIR RD, STATESBORO, GA 30458	GA
Eastside Surgery Center - OH	1030 REFUGEE RD STE 160, PICKERINGTON, OH 43147-9769	OH
EDMOND MEDICAL CNTR	1 S BRYANT AVE EDMOND, OK 73034	CO
EDWARD W SPARROW HOSPITAL	1210 W SAGINAW ST LANSING, MI 48915	MI
Elite Ctr for Minimally Invasive Surg	6655 Travis Ste 200 Houston, TX 77030	TX
ELMHURST OUTPATIENT SURG CNTR	1200 S YORK RD STE 1400, ELMHURST, IL 60126-5633	IL
Elmwood Park Same Day SC-InstantCare,LLC	1614 North Harlem Avenue Elmwood Park, IL 60707	IL
EMANUEL HOSPITAL & HEALTH CENTER	2725 N GANTENBEIN AVE PORTLAND, OR 97227	OR
EMERSON HOSPITAL	133 OLD RD TO 9 ACRE CORNER, CONCORD, MA 01742	MA
EMORY EASTSIDE MEDICAL CENTER	1700 MEDICAL WAY SNELLVILLE, GA 30078	GA
EMORY UNIVERSITY CLINIC	59 EXECUTIVE PARK S STE 5000, ATLANTA, GA 30329	GA
EMORY UNIVERSITY CLINIC	1365 CLIFTON RD NE, , ATLANTA GA 30322	GA
EMORY UNIVERSITY HOSPITAL MIDTOWN	550 PEACHTREE ST NE, , ATLANTA GA 30308	GA
EMORY UNIVERSITY HOSPITALS	1364 CLIFTON RD NE, , ATLANTA GA 30322	GA
ESEC Surgery Center	3705 NW 63rd Street, Ste 100 Oklahoma City, OK 73116	OK
ESKENAZI HEALTH	1001 W 10TH ST, INDIANAPOLIS, IN 46202-2859	IN
EVO Advanced Foot Surgery	12265 Ventura Blvd Ste 107 Studio City, CA 91604-2530	CA
FAIRFIELD MEDICAL CENTER	401 N EWING ST LANCASTER, OH 43130	OH

FAIRFIELD SURGERY CENTER	75 KINGS HWY CUTOFF FL 3, , FAIRFIELD CT 06824	CT
FAIRVIEW HOSPITAL	29 LEWIS AVE, GREAT BARRINGTON, MA 01230	MA
FAIRVIEW UNIVERSITY MEDICAL CENTER	425 E RIVER RD, MINNEAPOLIS, MN 55455	MN
Faulkner Hospital	30 WHITCOMB AVE, BOSTON, MA 02130	MA
FERNDALE SURGICAL CENTER	2707 FERNDALE ST, HOUSTON, TX 77098	TX
FLORIDA HOSPITAL	2135 SPRINT BLVD, , APOPKA FL 32703	FL
FLORIDA HOSPITAL ALTAMONTE	601 E ALTAMONTE DR, , ALTAMONTE SPRINGS FL 32701-4802	FL
FLORIDA HOSPITAL ALTAMONTE	601 E ALTAMONTE DR, ALTAMONTE SPRINGS, FL 32701-4802	FL
FLORIDA HOSPITAL EAST ORLANDO	7727 LAKE UNDERHILL DR, , ORLANDO FL 32822	FL
FLORIDA HOSPITAL EAST ORLANDO	7727 LAKE UNDERHILL DR, ORLANDO, FL 32822	FL
FLORIDA HOSPITAL/WATERMAN	1000 WATERMAN WAY, , TAVARES FL 32778	FL
FLOYD MEDICAL CENTER	330 TURNER MCCALL BLVD SW, ROME, GA 30165-5630	GA
Foot & Ankle Clinic of West Michigan	333 N JEBAVY DR, LUDINGTON, MI 49431-1923	MI
Foot S.C. of Northern Colorado	1355 Riverside Ave. Ft. Collins, CO 80524	CO
FORBES REGIONAL HOPSITAL	2570 HAYMAKER RD, MONROEVILLE, PA 15146	PA
Forest Hills / North Shore LIJHS	10201 66TH RD, FOREST HILLS, NY 11375	NY
Forest Park Medical Center-Southlake	421 E STATE HWY 114, SOUTHLAKE, TX 76092	TX
FORT HEALTH CARE	611 SHERMAN AVE E FORT ATKINSON, WI 53538	WI
FRANCISCAN ST FRANCIS HEALTH MOORESVILLE	1201 HADLEY RD, MOORESVILLE, IN 46158-1737	IN
FRESNO COMMUNITY HOSPITAL	2130 E ILLINOIS AVE FRESNO, CA 93701	CA
FT SANDERS PARKWEST/COVENANT	9352 PARK WEST BLVD, KNOXVILLE, TN 37923	TN
FT SANDERS REG’L MEDICAL CENTER	1901 Clinch Avenue, Knoxville, TN 37916	TN
FT SANDERS SEVIER/COVENANT	742 MIDDLE CREEK RD, , SEVIERVILLE TN 37862	TN
Gainesville Surgery Center	1945 BEVERLY RD GAINESVILLE, GA 30501	GA
GASTON MEMORIAL HOSPITAL	2525 COURT DR, GASTONIA, NC 28054	NC
GEISINGER MEDICAL CENTER	100 N ACADEMY AVE, DANVILLE, PA 17822	PA
Genesys Hospital	1 GENESYS PKWY, GRAND BLANC, MI 48439	MI
GEORGETOWN UNIVERSITY HOSPITAL	2710 PROSPERITY AVE, , FAIRFAX VA 22031	DC
Georgia Ambulatory Surgery Center	2175 NORTH RD, SNELLVILLE, GA 30078-2630	GA
GLENBROOK HOSPITAL	2100 PFINGSTEN RD, GLENVIEW, IL 60025	IL
GOOD SAMARITAN HOSPITAL	255 LAFAYETTE AVE SUFFERN, NY 10901	NY
GOOD SAMARITAN HOSPITAL	1000 MONTAUK HWY WEST ISLIP, NY 11795	NY
GOOD SAMARITAN HOSPITAL	520 S 7TH ST, VINCENNES, IN 47591	IN
GOOD SAMARITAN HOSPITAL	1309 N FLAGLER DR WEST PALM BEACH, FL 33401	FL
GOOD SAMARITAN MEDICAL CENTER	235 N PEARL ST, BROCKTON, MA 02301	MA
GOOD SAMARITAN REG’L MED	1111 E. MCDOWELL RD, PHOENIX, AZ	AZ

GOOD SAMARITAN REG’L MED	1111 E. MCDOWELL RD, PHOENIX, AZ	AZ
GOOD SAMARITAN/LEGACY HEALTH	1015 NW 22ND AVE, , PORTLAND OR 97210-3090	OR
GRADY MEMORIAL HOSPITAL	80 JESSE HILL JR DR SE, , ATLANTA GA 30303	GA
GRADY MEMORIAL HOSPITAL	80 JESSE HILL JR DR SE, , ATLANTA GA 30303	GA
Gramercy - New York	380 2nd Avenue New York, NY 10010	NY
GRAMERCY SURGERY CENTER QUEENS	5925 KISSENA BLVD STE 100, FLUSHING, NY 11355-5547	NY
GRANT RIVERSIDE MEDICAL CENTER	111 S GRANT AVE, , COLUMBUS OH 43215	OH
Grants Pass Surgery Center	1601 N.W. Hawthorne Ave Grants Pass, OR 97526	OR
GREAT LAKES SURGICAL CENTER	26051 LAHSER RD, , SOUTHFIELD MI 48034	MI
GREATER BALTIMORE MEDICAL CENTER	6701 N CHARLES ST TOWSON, MD 21204	MD
GREENE COUNTY GENERAL HOSPITAL	1185 N 1000 W, LINTON, IN 47441	IN
GREENVILLE HOSPITAL SYSTEMS	1071 HOLLAND RD, , SIMPSONVILLE SC 29681	SC
GREENVILLE HOSPITAL SYSTEMS	801 GROVE RD GREENVILLE, SC 29605	SC
GREENVILLE HOSPITAL SYSTEMS	175 PATEWOOD DR, PATEWOOD MEMORIAL HOSPITAL, GREENVILLE, SC 29615	SC
GRIFFIN HOSPITAL	130 DIVISION ST DERBY, CT 06418	CT
GROUP HEALTH COOPERATIVE	125 16TH AVE E, SEATTLE, WA 98112	WA
GULF COAST HOSPITAL	13681 DOCTORS WAY, FORT MYERS, FL 33912	FL
GULF COAST MEDICAL CENTER	449 W 23RD ST, PANAMA CITY, FL 32405	FL
Gulf Pointe S.C. - FL	21260 OLEAN BLVD STE 105, PORT CHARLOTTE, FL 33952	FL
GUNDERSEN LUTHERAN HOSPITAL	2101 SIMMS PL, LA CROSSE, WI 54601	WI
GWINNETT HOSPITAL SYSTEM	1000 MEDICAL CENTER BLVD, , LAWRENCEVILLE GA 30045	GA
Hackensack Surgery Center, LLC	19 Kotte Place Hackensack, NJ 07601	NJ
HALIFAX HEALTH	303 N CLYDE MORRIS BLVD, DAYTONA BEACH, FL 32114-2732	FL
HAND & UPPER EXTREMITY SURGERY CENTER THE	993 D JOHNSON FERRY RD STE 200, , ATLANTA GA 30342	GA
HANOVER HOSPITAL	300 HIGHLAND AVE, HANOVER, PA 17331	PA
Harbour View S.C.-Suffolk, VA	5818 Harbourview Blvd. Suffolk, VA 23435	VA
Harlem Hospital	506 LENOX AVE, NEW YORK, NY 10037	NY
HARMONY AMB SURG CENTER	2127 E HARMONY RD STE 200, FORT COLLINS, CO 80528-3407	CO
HARRIS HOSPITAL METHODIST	1301 PENNSYLVANIA AVE, , FORT WORTH TX 76104	TX
Harris Methodist Southlake - TX	1545 E. Southlake Blvd Southlake, TX 76092	TX
HARRISON MEMORIAL HOSPITAL	1800 NW MYHRE RD, , SILVERDALE WA 98383	WA
HAVASU SURGERY CENTER	1775 MCCULLOCH BLVD, LAKE HAVASU CITY, AZ 86403	AZ
HEALTH PARTNERS	640 JACKSON ST, ST PAUL, MN 55101	MN
HEALTH PARTNERS SPECIALTY CENTER	435 PHALEN BLVD, SAINT PAUL, MN 55130	MN
HEALTHEAST VASCULAR CENTER MAPLEWOOD	MARKHAM POND PROFESSIONAL CENTER, 1570 BEAM AVE STE 300, MAPLEWOOD, MN 55109	MN

HENDRICK MEDICAL CENTER	1900 PINE ST, ABILENE, TX 79601	TX
HENNEPIN COUNTY MEDICAL CENTER	701 PARK AVE S, MINNEAPOLIS, MN 55415	MN
HENNEPIN COUNTY MEDICAL CENTER	901 S 6TH ST, MINNEAPOLIS, MN 55415	MN
HIGHLAND PARK HOSPITAL	777 PARK AVE W, HIGHLAND PARK, IL 60035	IL
HILL COUNTRY MEMORIAL SURGERY CENTER	204 GATEWAY N, MARBLE FALLS, TX 78654	TX
HILLCREST BAPTIST MEDICAL CENTER	100 HILLCREST MEDICAL BLVD, , WACO TX 76712	TX
Holy Family Medical Ctr.	100 North River Rd. Des Plaines, IL 60016	IL
HOLY SPIRIT HOSPITAL	503 N 21ST ST CAMP HILL, PA 17011	PA
HOSPITAL FOR SPECIAL SURGERY	535 E 70TH ST, NEW YORK, NY 10021	NY
Hospital for Surgi. Excellence at Oakbend	1211 Hwy 6 Sugar Land, TX 77478	TX
HOWARD COUNTY GEN’L HOSPITAL	5755 CEDAR LN, COLUMBIA, MD 21044	MD
HOWARD REGIONAL HEALTH SYSTEM	3500 S LAFOUNTAIN ST, KOKOMO, IN 46902	IN
HUGULEY MEMORIAL HOSPITAL	11801 S FWY, BURLESON, TX 76028	TX
HUNTINGTON HOSPITAL	270 PARK AVE, HUNTINGTON, NY 11743	NY
HUNTINGTON MEMORIAL HOSPITAL	801 FAIRMOUNT AVE PASADENA, CA 91105	CA
HUNTSVILLE HOSPITAL	101 SILVEY RD, , HUNTSVILLE AL 35801	AL
Illinois Sports Medicine & Ortho S. Ctr	9000 Waukegan Rd. Morton Grove, IL 60053	IL
Indiana S.C. of Kokomo	3503 S. Reed Rd. Kokomo, IN 46902	IN
INDIANA UNIVERSITY HEALTH GOSHEN GENERAL HOSPITAL	200 HIGH PARK AVE, GOSHEN, IN 46526	IN
INDIANA UNIVERSITY HEALTH METHODIST HOSPITAL	1901 N SENATE AVE, , INDIANAPOLIS IN 46202	IN
INGHAM REG MEDICAL CNTR	2727 S PENNSYLVANIA AVE, , LANSING MI 48910	MI
INOVA FAIR OAKS HOSPITAL	3300 GALLOWS RD, , MOSBY VA 22042	VA
INTEGRIS BAPTIST MEDICAL CENTER	3300 NW Expressway Oklahoma City, OK 73112	OK
INTEGRIS EDMOND HOSPITAL	4801 Integris Parkway Edmond, OK 73034	OK
INTEGRIS-CANADIAN VALLEY REG	1201 HEALTH CENTER PKWY, YUKON, OK 73099	OK
INTERMOUNTAIN HEALTHCARE	5121 COTTONWOOD ST, MURRAY, UT 84157	UT
IVINSON MEMORIAL HOSPITAL	255 North 30th St. Laramie, WY 82070	WY
JACKSON PURCHASE MEDICAL CENTER	1099 MEDICAL CENTER CIR MAYFIELD, KY 42066	KY
James Island Surgery Center	325 Folly Road Charleston, SC 29412	SC
JAMES ISLAND SURGERY CENTER	325 FOLLY RD STE 200, , CHARLESTON SC 29412	SC
JAMESON MEMORIAL HOSPITAL	1211 WILMINGTON AVE, NEW CASTLE, PA 16105	PA
JCL - North Mountain	250 E DUNLAP AVE, PHOENIX, AZ 85020	AZ
JCMG S.C. - Jefferson City, MO	1241 West Stadium Blvd. Jefferson City, MO 65109	MO
JOHN C LINCOLN HOSPITAL DEER	19646 N 27TH AVE STE 101, PHOENIX, AZ 85027	AZ

JOHN C LINCOLN HOSPITAL DEER VALLEY	19829 N 27TH AVE, PHOENIX, AZ 85027	AZ
JOHN C LINCOLN HOSPITAL DEER VALLEY	19646 N 27TH AVE STE 101, PHOENIX, AZ 85027	AZ
JOHN CLARKE DPM	1900 HAYES AVE, FREMONT, OH 43420-2755	OH
JOHNS HOPKINS HOSPITAL	1780 E FAYETTE ST, BALTIMORE, MD 21231	MD
Johnson County Surgicenter	8800 Ballentine Street Overland Park, KS 66214	KS
JPS HEALTH NETWORK	1500 S MAIN ST, FORT WORTH, TX 76104	TX
Justice Med-Surg Center	9050 W. 81st Justice, IL 60458	IL
KADLEC MEDICAL CENTER	888 SWIFT BLVD, , RICHLAND WA 99352	WA
Kaiser Permanente Moreno Valley Community	27300 Iris Avenue, Moreno Valley, CA 92555	CA
KALKASKA MEMORIAL HEALTH CENTE	419 S Coral St Kalkaska, MI 49646	MI
KECK HOSPITAL OF USC	1500 SAN PABLO ST, , LOS ANGELES CA 90033	CA
KELL WEST REGIONAL HOSPITAL	5420 KELL BLVD W, WICHITA FALLS, TX 76310	TX
Kelsey Seybold	2727 W. Holcombe Houston, TX 77025	TX
KENT COUNTY HOSPITAL	455 TOLLGATE RD WARWICK, RI 02886	RI
KINGS DAUGHTERS MEDICAL CENTER	3503 WINCHESTER AVE, ASHLAND, KY 41105	KY
KINGS DAUGHTERS MEDICAL CENTER	2201 LEXINGTON AVE, ASHLAND, KY 41101	KY
Kingsland Surgery Center - Katy, TX	21720 Kingsland Blvd Katy, TX 77450	TX
LAFAYETTE GENERAL MEDICAL CENTER	1214 COOLIDGE ST LAFAYETTE, LA 70503	LA
LAKE MARY SURGERY CENTER	460 ST CHARLES CT, LAKE MARY, FL 32746	FL
LAKELAND REGIONAL MEDICAL CENTER	1324 LAKELAND HILLS BLVD LAKELAND, FL 33805	FL
Lakeland Surgical & Diagnostic Center	1315 N. Florida Avenue Lakeland, FL 33805	FL
LANCASTER GENERAL HOSPITAL	2100 HARRISBURG PIKE, , LANCASTER PA 17601	PA
LANDMARK ASC	17 EXCHANGE ST W STE 222, SAINT PAUL, MN 55102	MN
LAS PALMAS MEDICAL CENTER	1801 N OREGON ST, EL PASO, TX 79902	TX
LATROBE AREA HOSPITAL	5015 CENTER DR, LATROBE, PA 15650	PA
LAWRENCE SURGERY CNTR	1112 W 6TH ST STE 220, , LAWRENCE KS 66044	KS
LEE MEMORIAL HEALTH SYSTEM	2776 CLEVELAND AVE FORT MYERS, FL 33901-5864	FL
LEE MEMORIAL HOPD CENTER	8960 COLONIAL CENTER DR, , FORT MYERS FL 33905	FL
LEGACY HEALTH SYSTEM	1040 NW 22ND AVE STE 560, , PORTLAND OR 97210	OR
LEHIGH VALLEY HEALTH NETWORK TILGHMAN	4815 W TILGHMAN ST, ALLENTOWN, PA 18104	PA
LEHIGH VALLEY HOSPITAL	1200 S CEDAR CREST BLVD, ALLENTOWN, PA 18103	PA
Lincoln Surgery Center - CO	11960 LIONESS WAY STE 120, PARKER, CO 80134	CO
LONG BEACH MEMORIAL MEDICAL CENTER	2801 ATLANTIC AVE, , LONG BEACH CA 90806	CA
Loretto Hospital-Chicago, IL	645 S. Central Ave. Chicago, IL 60644	IL
LOURDES HOSPITAL	1530 LONE OAK RD, PADUCAH, KY 42002	KY

LOURDES MEDICAL CENTER OF BURL	218 A SUNSET RD, WILLINGBORO, NJ 08046	NJ
Lowcountry Ambulatory Center	1844 Wallace School Road Charleston, SC 29407	SC
Lowry Surgery Center-Denver, CO	8101 East Lowry Blvd Denver, CO 80230	CO
LSU MEDICAL CENTER/SHREVEPORT	1501 KINGS HWY, , SHREVEPORT LA 71130	LA
LUTHERAN HOSPITAL OF INDIANA	7950 W JEFFERSON BLVD, FORT WAYNE, IN 46804	IN
LYNDON B JOHNSON GENERAL HOSP	5656 KELLEY ST, HOUSTON, TX 77026	TX
Mackinaw Surgery Center	5400 Mackinaw Road, Suite 11 Saginaw, MI 48604	MI
MACNEAL HOSPITAL	3249 S OAK PARK AVE BERWYN, IL 60402	IL
MACON OUTPATIENT SURGERY LLC	3708 NORTHSIDE DR, MACON, GA 31201	GA
MAGEE-WOMENS HOSPITAL	300 HALKET ST, PITTSBURGH, PA 15213	PA
MANKATO SURGERY CENTER	1411 PREMIER DR, , MANKATO MN 56001	MN
MARGARET MARY COMM HOSPITAL	321 MITCHELL AVE, BATESVILLE, IN 47006	IN
MARIETTA MEMORIAL HOSPITAL	401 MATTHEW ST MARIETTA, OH 45750	OH
Marin Specialty S.C.	505 Sir Francis Drake Blvd Greenbrae, CA 94904	CA
Marion Health Care S.C.-Marion, IL	3003 Civic Circle Blvd Marion, IL 62959	IL
MARQUETTE GENERAL HOSPITAL	420 W MAGNETIC ST MARQUETTE, MI 49855	MI
MARTHA JEFFERSON HOSPITAL	500 MARTHA JEFFERSON DR, , CHARLOTTESVILLE VA 22911	VA
MARY HITCHCOCK MEMORIAL HOSPITAL DARTMOUTH HITCHCO	50 N LABOMBARD RD, LEBANON, NH 03766	NH
MARY WASHINGTON HOSPITAL	1001 SAM PERRY BLVD, FREDERICKSBURG, VA 22401	VA
MASSACHUSETTS GENERAL HOSPITAL	255 CHARLES ST, BOSTON, MA 02114	MA
MAYO CLINIC	221 4TH AVE SW, ROCHESTER, MN 55905	MN
MAYO CLINIC	221 4TH AVE SW, ROCHESTER, MN 55905	MN
MCG HEALTH INC	1120 15TH ST, , AUGUSTA GA 30912	GA
MCKAY DEE HOSPITAL	4401 HARRISON BLVD, OGDEN, UT 84403	UT
McLaren Surgery & Endoscopy Center	401 S BALLENGER HWY, FLINT, MI 48532	MI
Medical Center of Aurora - S.Campus	1501 S POTOMAC ST, AURORA, CO 80012	CO
MEDICAL CENTER OF CENTRAL GEORGIA	4269 CAVALIER DR, DOCK W2 SE CORNER, MACON GA 31220-8310	GA
MEDICAL CENTER OF CENTRAL GEORGIA	4269 CAVALIER DR, DOCK W2 SE CORNER, MACON GA 31220-8310	GA
MEDICAL CENTER OF LEWISVILLE	500 W MAIN ST LEWISVILLE, TX 75057	TX
MEDICAL CENTER OF THE ROCKIES	2500 ROCKY MOUNTAIN AVE, LOVELAND, CO 80537	CO
MEDICAL UNIVERSITY OF SOUTH CAROLINA	135 RUTLEDGE TOWER, CHARLESTON, SC 29425	SC
MEDICAL UNIVERSITY OF SOUTH CAROLINA	25 COURTENAY DR, CHARLESTON, SC 29425	SC
MEDICAL UNIVERSITY OF SOUTH CAROLINA	165 ASHLEY AVE, CHARLESTON, SC 29425	SC

MEDICAL UNIVERSITY OF SOUTH CAROLINA	135 RUTLEDGE TOWER, , CHARLESTON SC 29425	SC
MEDICORP HEALTH SYSTEM DBA STAFFORD HOSPITAL CENTE	101 Hospital Center Blvd Stafford, VA 22554	VA
MEMORIAL HEALTH HOSPITAL	4700 WATERS AVE, , SAVANNAH GA 31404	GA
Memorial Hermann S.C. Woodlands Parkway	1441 Woodstead Ct Ste 100 The Woodlands, TX 77380-1449	TX
MEMORIAL HERMANN SOUTHEAST	11800 Astoria Bld. Houston, TX 77089	TX
Memorial Hermann Surgical Hosp.-Kingwood	300 KINGWOOD MEDICAL DR, KINGWOOD, TX 77339	TX
MEMORIAL HERMANN WOODLANDS	9250 PINECROFT DR, , SHENANDOAH TX 77380	TX
MEMORIAL HOSPITAL	615 N MICHIGAN ST, , SOUTH BEND IN 46601	IN
MEMORIAL HOSPITAL	615 N MICHIGAN ST, SOUTH BEND, IN 46601	IN
MEMORIAL HOSPITAL AT GULFPORT	4500 13TH ST, GULFPORT, MS 39501	MS
Memorial Hospital of Tampa	2901 W SWANN AVE, TAMPA, FL 33609	FL
MEMORIAL HOSP-MEMORIAL CITY	921 Gessner Road Houston, TX 77024	TX
MERCY HOSPITAL PITTSBURGH THE	1400 LOCUST ST PITTSBURGH PA 15219-5166	PA
MERCY HOSPITAL SPRINGFIELD	1235 E CHEROKEE ST SPRINGFIELD, MO 65804	MO
MERCY MEDICAL CENTER	301 ST PAUL PL, BALTIMORE, MD 21202	MD
MERCY MEDICAL CENTER	1000 N VILLAGE AVE, ROCKVILLE CENTRE, NY 11570	NY
MERITER HEALTH SERVICES	924 CHANDLER ST MADISON, WI 53715	WI
METHODIST HOSPITAL	2301 S BROAD ST, , PHILADELPHIA PA 19148	PA
METHODIST HOSPITAL OF DALLAS	1441 N BECKLY AVE, DALLAS, TX 75203	TX
METRO HEALTH ASC LLC	555 MIDTOWNE ST NE STE 200, , GRAND RAPIDS MI 49503	MI
METROPOLITAN HOSPITAL	1310 MCCULLOUGH AVE SAN ANTONIO, TX 78212	TX
MHHS SOUTHWEST HOSPITAL	7600 Beechnut Street Houston, TX 77074	TX
MID-COLUMBIA MEDICAL CENTER	1700 E 19TH ST THE DALLES, OR 97058	OR
MIDLAND MEMORIAL HOSPITAL	400 ROSALIND REDFERN GROVER PKWY, MIDLAND, TX 79701	TX
MIDLAND SURGERY CENTER	2120 MIDLANDS CT, SYCAMORE, IL 60178	IL
Midlands Hospital - NE	11111 S. 84th Street Papillion, NE 68046	NE
Midtown Surgery Center - NY	305 East 47th Street New York, NY 10017	NY
Midwest Surgery Center	10784 V Street Omaha, NE 68127-2952	NE
MILE BLUFF MEMORIAL HOSPITAL	1050 DIVISION ST, MAUSTON, WI 53948	WI
MILTON S HERSHEY MEDICAL CENTER	500 UNIVERSITY DR, HERSHEY, PA 17033	PA
MIRIAM HOSPITAL	164 SUMMIT AVE, PROVIDENCE, RI 02906	RI
MISSION TRAIL BAPTIST HOSPITAL	3333 RESEARCH PLZ, SAN ANTONIO, TX 78235-5154	TX
MOBILE INFIRMARY	5 MOBILE INFIRMARY CIR, MOBILE, AL 36607	AL
MONROEVILLE SURGERY CENTER AHN	4121 MONROEVILLE BLVD, MONROEVILLE, PA 15146-2607	PA
MORRISTOWN SURGICAL CENTER	111 MADISON AVE STE 200, MORRISTOWN, NJ 07960	NJ
MORTON HOSPITAL AND MEDICAL CENTER INC	88 WASHINGTON ST, TAUNTON, MA 02780	MA

MOSAIC LIFE CARE	5325 FARAON ST, SAINT JOSEPH, MO 64506	MO
MOSES CONE HOSPITAL	1200 N ELM ST, GREENSBORO, NC 27401	NC
MOTHER FRANCES HOSPITAL	4542 OLD TROUP HWY, TYLER, TX 75707	TX
MT CLEMENS GEN HOSP	1000 HARRINGTON BLVD MOUNT CLEMENS, MI 48043	MI
MT SINAI MEDICAL CENTER	4300 ALTON RD, MIAMI BEACH, FL 33140	FL
Munson Medical Center - MI	1105 6TH ST, TRAVERSE CITY, MI 49684	MI
Murfreesboro Medical Clinic & Surgicenter	1272 Garrison Drive Murfressboro, TN 37129	TN
Naab Road S.C.	8260 Naab Road Indianapolis, IN 46260	IN
NATIONAL PARK MEDICAL CENTER	1910 MALVERN AVE, HOT SPRINGS, AR 71901	AR
NEBRASKA MEDICAL CENTER THE	4401 DEWEY AVE, OMAHA, NE 68105	NE
NEW ALBANY SURGICAL HOSP	7333 SMITHS MILL RD, , NEW ALBANY OH 43054	OH
NEW YORK PRESBYTERIAN HOSPITAL	627 W 165TH ST, NEW YORK, NY 10032	NY
Newman Regional Health	1201 W 12TH AVE, EMPORIA, KS 66801	KS
Newton Medical Center	600 Medical Center Drive Newton, KS 67114	KS
NORTH ARKANSAS REG MEDICAL CENTER	620 N MAIN ST, HARRISON, AR 72601	AR
North Bay Regional Surgery Center, LLC	100 Rowland Way Novato, CA 94945	CA
NORTH COLORADO MEDICAL CENTER	1801 16TH ST, GREELEY, CO 80631-5199	CO
NORTH FLORIDA SURGICAL PAVILION	6705 NW 10TH PL, GAINESVILLE, FL 32605-4212	FL
NORTH FULTON HOSPITAL	3000 HOSPITAL BLVD ROSWELL, GA 30076	GA
NORTH MEMORIAL MEDICAL CENTER	3333 W BROADWAY AVE, ROBBINSDALE, MN 55422	MN
North Suburban Surgery Center	9195 Grant Street Thornton, CO 80229	CO
North Valley Surgery Ctr-Scottsdale, AZ	8901 E RAINTREE DR STE 100, SCOTTSDALE, AZ 85260-7026	AZ
NORTHBANK SURGICAL CENTER	700 BELLEVUE ST S STE 300, SALEM, OR 97301	OR
NORTHEAST BAPTIST HOSPITAL	8811 VILLAGE DR, SAN ANTONIO, TX 78217	TX
NORTHEAST GEORGIA MEDICAL CENTER	1284 SIMS ST, , GAINESVILLE GA 30501	GA
NORTHSIDE HOSPITAL	1000 JOHNSON FERRY RD NE, ATLANTA, GA 30342	GA
NORTHSIDE HOSPITAL	1000 JOHNSON FERRY RD NE, , ATLANTA GA 30342	GA
NORTHSIDE MEDICAL CENTER	500 GYPSY LN, YOUNGSTOWN, OH 44504	OH
NORTHWEST SURGERY CNTR	17322 RED OAK DR, , HOUSTON TX 77090	TX
NORTON SUBURBAN HOSPITAL	4001 DUTCHMANS LN, , LOUISVILLE KY 40208	KS
NW ORTHOPEDIC SPECIALISTS	601 W 5TH AVE STE 500, SPOKANE, WA 99204-2756	WA
OAKLAND REGIONAL	22401 FOSTER WINTER DR, SOUTHFIELD, MI 48075	MI
OAKLAND REGIONAL	11012 E 13 MILE RD STE 112A, WARREN, MI 48093	MI
OAKLEAF WOUND AND HYPERBARIC	3802 OAKWOOD MALL DR, EAU CLAIRE, WI 54701	WI
OAKWOOD SOUTHSHORE SURGERY CENTER	5452 FORT ST, TRENTON, MI 48183	MI

OBLENESS WOUND CARE CENTER	444 W UNION ST ATHENS, OH 45701	OH
OCEAN SPRINGS HOSPITAL	3109 BIENVILLE BLVD, OCEAN SPRINGS, MS 39564	MS
OCHSNER CLINIC	1514 JEFFERSON HWY NEW ORLEANS, LA 70121	LA
Ochsner Covington Outpatient S.C.	1000 Ochsner Blvd., Covington, LA 70433	LA
OHIO STATE UNIVERSITY HOSPITAL & MEDICAL CENTER	1492 E BROAD ST, , COLUMBUS OH 43205	OH
OKLAHOMA UNIVERSITY MEDICAL CENTER	8124 SW 44TH ST OKLAHOMA CITY, OK 73179	OK
OLATHE MEDICAL CENTER	20375 W 151ST ST STE 351, , OLATHE KS 66061-7242	KS
Olean General Hospital - NY	515 MAIN ST, OLEAN, NY 14760	NY
OLMSTED MEDICAL CNTR	1650 4TH ST SE, ROCHESTER, MN 55904	MN
OMEGA INSTITUTE	2525 SEVERN AVE, METAIRIE, LA 70002	LA
ORANGE PARK MEDICAL CENTER	2001 KINGSLEY AVE ORANGE PARK, FL 32073	FL
OREGON HEALTH SCI UNIV	808 SW CAMPUS DR, PORTLAND, OR 97239	OR
OREGON HEALTH SCIENCES UNIVERSITY	808 SW CAMPUS DR, , PORTLAND OR 97239	OR
ORLANDO ORTHOPEDIC OUTPATIENT SURGERY CENTER	45 W CRYSTAL LAKE ST STE 300, , ORLANDO FL 32806	FL
ORLANDO REGIONAL MEDICAL CENTER	1414 KUHL AVE ORLANDO, FL 32806	FL
ORTHOPAEDIC HOSPITAL OF WISCONSIN	475 W RIVER WOODS PKWY, , GLENDALE WI 53212	WI
ORTHOPEDIC & SPINE SPECIALIST	1855 POWDER MILL RD, , YORK PA 17402-4723	PA
ORTHOPEDIC CENTER OF MONTANA A S C	1401 25TH ST S, , GREAT FALLS MT 59405	MT
OUR LADY OF LAKE REG. MEDICAL CENTER	14111 AIRLINE HWY STE 129, , BATON ROUGE LA 70817	LA
Outpatient SC at San Ramon	6001 Norris Canyon Rd San Ramon, CA 94583	CA
OUTPATIENT SURG CTR @ THE VILLAGES OF BERT KOUNS	385 BERT KOUNS IND LOOP BLDG 300, SHREVEPORT, LA 71106	LA
OVERLAND PARK REGIONAL MEDICAL CENTER	10405 W 79TH ST, , OVERLAND PARK KS 66214-1576	KS
OWENSBORO HEALTH REGIONAL HOSPITAL	1201 PLEASANT VALLEY RD, OWENSBORO, KY 42303	KY
PALMETTO HEALTH	1519 MARION ST COLUMBIA, SC 29201	SC
PALMETTO RICHLAND MEML HOSP	5 RICHLAND MED PK DRIVE, CHARLESTON, SC	SC
Palo Pinto General	400 SW 25th Ave. Mineral Wells, TX 76067	TX
Park Cities Surgery Center	6901 Snider Plaza, Suite 300 University Park, TX 75205	TX
PARK PLACE SURGERY CENTER	4811 AMBASSADOR CAFFERY PKWY, LAFAYETTE, LA 70508	LA
Park Ten Surgical Center	15775 Park Ten Place Houston, TX 77084	TX
PARKLAND MEMORIAL HOSPITAL	5201 HARRY HINES BLVD DOCK B DALLAS, TX 75235	TX
PATIENTS MEDICAL CENTER	4600 E SAM HOUSTON PKWY S, , PASADENA TX 77505-3948	TX
PATIENTS MEDICAL CENTER	4600 E SAM HOUSTON PKWY S, PASADENA, TX 77505-3948	TX

PEACEHEALTH OREGON REGION	123 INTERNATIONAL WAY, SPRINGFIELD, OR 97477-1047	OR
PENN MEDICINE HUPN	3400 SPRUCE ST PHILADELPHIA, PA 19104	PA
PENN MEDICINE PMC	38TH AND POWELTON AVE, PHILADELPHIA, PA 19104	PA
PERIMETER SURGERY CENTER OF ATLANTA	1140 Hammond Dr Atlanta, GA 30328	GA
Petaluma Surgicenter	1400 Professional Dr. Petaluma, CA 94954	CA
Petaluma Valley Hospital	400 N. McDowell Blvd Petaluma, CA 94954	CA
PHENIX REGIONAL HOSPITAL	710 CENTER ST, COLUMBUS, GA 31902	GA
Physicians Day Surgery Center-FL	850 111 Avenue North Naples, FL 34108	FL
PHYSICIANS HOSP OF OKLAHOMA	6205 N SANTA FE AVE STE 100, OKLAHOMA CITY, OK 73118	OK
PHYSICIANS REGIONAL MEDICAL CENTER	6101 PINE RIDGE RD, NAPLES, FL 34119	FL
PHYSICIANS SURGICAL CARE	2056 ALOMA AVE STE 200, , WINTER PARK FL 32792	FL
PINNACLE HEALTHCARE LLC	9301 CONNECTICUT DR, CROWN POINT, IN 46307	IN
PLASTIC SURGERY CENTER OF WESTCHESTER	440 MAMARONECK AVE STE 410 , HARRISON, NY 10528	NY
POCONO MEDICAL CNTR	206 E BROWN ST EAST STROUDSBURG, PA 18301	PA
PODIATRY HAWAII LLC	615 PIIKOI ST STE 1401, HONOLULU, HI 96814	HI
PORTICO SURGERY CENTER	7925 YOUREE DR STE 100, SHREVEPORT, LA 71105	LA
POUDRE VALLEY HOSPITAL	1024 South Lemay Avenue Fort Collins, CO 80524	CO
POUDRE VALLEY HOSPITAL	1024 S LEMAY AVE, FORT COLLINS, CO 80524	CO
PRESBYTERIAN HOSPITAL	1100 CENTRAL AVE SE ALBUQUERQUE, NM 87106	NM
PRESBYTERIAN KASEMAN HOSPITAL	8300 Constitution Avenue NE Albuquerque, NM 87110	NM
PRESBYTERIAN RUST MEDICAL CENTER	2400 UNSER BLVD SE RIO RANCHO, NM 87124	NM
PRINCE WILLIAM HOSPITAL	8700 SUDLEY RD, , MANASSAS VA 20110	VA
Princess Anne Ambulatory Surgery Center	1975 GLENN MITCHELL DR STE 300 PRINCESS ANNE, VA 23456	VA
PROHEALTH CARE MED ASSOCIATES	1185 CORPORATE CENTER DR OCONOMOWOC, WI 53066	WI
PROMEDICA WILDWOOD ORTHOPEDIC AND SPINE HOSPITAL	2901 N REYNOLDS RD, , TOLEDO OH 43615	OH
PROVIDENCE HOSPITAL	6801 AIRPORT BLVD, MOBILE, AL 36608	AL
PROVIDENCE HOSPITAL	16001 W 9 MILE RD, SOUTHFIELD, MI 48075	MI
PROVIDENCE NE FACILITY	2435 FOREST DR, COLUMBIA, SC 29204	SC
PROVIDENCE ST JOSEPH MEDICAL CENTER	501 S BUENA VISTA ST, , BURBANK CA 91505-4866	CA
RALEIGH ORTHOPAEDIC SURGERY CENTER	3001 EDWARDS MILL RD STE 100, RALEIGH, NC 27612	NC
RAPID CITY REGIONAL HOSPITAL	1906 LOMBARDY DR, RAPID CITY, SD 57703	SD
RCA SURGICENTER	625 W 12TH ST, WILMINGTON, DE 19801	DE

REGIONAL OUTPATIENT SURGERY CENTER	415 ADAMS AVE, SCRANTON, PA 18510	PA
REID HEALTH	1100 REID PKWY, RICHMOND, IN 47374-1157	IN
RESEARCH MEDICAL CENTER	2316 E MEYER BLVD, KANSAS CITY, MO 64132	MO
RESOLUTE HOSPITAL COMPANY LLC	555 Creekside Crossing New Braunfels, TX	TX
RESTON HOSPITAL CENTER	1850 TOWN CENTER PKWY, , RESTON VA 20190	VA
RESURGENS SURGERY CENTER	5671 PEACHTREE DUNWOODY RD STE 800, , ATLANTA GA 30342	GA
RHODE ISLAND HOSPITAL	DUDLEY ST DAVOL RM 157 PROVIDENCE, RI 02903	RI
RI HOSPITAL WCC	950 WARREN AVE EAST PROVIDENCE, RI 02914-1432	RI
RICE MEMORIAL HOSPITAL	301 BECKER AVE SW, WILLMAR, MN 56201	MN
RIDGEFIELD SURGICAL CENTER	901 ETHAN ALLEN HWY STE 105, , RIDGEFIELD CT 06877	CT
River Oaks Surgical Center	4120 Southwest Fwy Houston, TX 77027	TX
RIVERVIEW SURGERY CENTER AT THE NAVY YARD	3 CRESCENT DR, , PHILADELPHIA PA 19112	PA
ROCHESTER AMBULATORY SURGERY CENTER	360 LINDEN OAKS, , ROCHESTER NY 14625	NY
ROCKFORD MEMORIAL HOSPITAL	2400 N ROCKTON AVE, ROCKFORD, IL 61103	IL
Rocky Mountain Surgery Center	401 West Hampden Place Englewood, CO 80110	CO
ROCKY MOUNTAIN SURGICAL CTR	1450 ELLIS ST 101, , BOZEMAN MT 59715	MT
ROGUE VALLEY MEDICAL CENTER	2825 E BARNETT RD, , MEDFORD OR 97504	OR
ROME ORTHOPAEDIC CLINIC ASC INC	100 THREE RIVERS DR NE, ROME, GA 30161-4999	GA
Roper Hospital	316 Calhoun Street Charleston, SC 29401	SC
ROPER HOSPITAL	2095 HENRY TECKLENBURG DR, CHARLESTON, SC 29401	SC
ROPER HOSPITAL	316 CALHOUN ST, CHARLESTON, SC 29401	SC
ROPER MT PLEASANT HOSPITAL	3500 US HWY 17 N, , MOUNT PLEASANT SC 29466	SC
Roper Mt. Pleasant Hospital - S.C.	3500 U.S. Hwy 17 North Mt. Pleasant, SC 29466	SC
ROPER ST FRANCIS HEALTHCARE	730 STONY LANDING RD, , MONCKS CORNER SC 29461	SC
Round Rock Hospital	2400 Round Rock Ave, Round Rock, TX 78681	TX
RUSH OAK PARK HOSPITAL	520 S MAPLE AVE, OAK PARK, IL 60304	IL
Saint Luke’s Northland Hospital	5830 N.W. Barry Rd. Kansas City, MO 64154	MO
SAINT MARYS HOSPITAL	1216 2ND ST SW, ROCHESTER, MN 55902	MN
SALEM HOSPITAL	81 HIGHLAND AVE, SALEM, MA 01970	MA
SALEM HOSPITAL	665 WINTER ST SE, , SALEM OR 97301	OR
SALEM HOSPITAL	665 WINTER ST SE, SALEM, OR 97301	OR
Samaritan Medical Center	830 Washington St. Watertown, NY 13601	NY
SANFORD HEALTH	1305 W 18TH ST, SIOUX FALLS, SD 57105-0401	SD
SANFORD MEDICAL CENTER FARGO	501 4TH ST N, , FARGO ND 58102	ND
SANFORD MEDICAL CENTER FARGO	501 4TH ST N, FARGO, ND 58102	ND
SANFORD USD MEDICAL CENTER	1305 W 18TH ST, SIOUX FALLS, SD 57105	SD
SANTA BARBARA COTTAGE HOSPITAL	317 W PUEBLO ST, SANTA BARBARA, CA 93105	CA

SANTA CLARA VALLEY HHS	751 S BASCOM AVE, SAN JOSE, CA 95128	CA
SARAH BUSH LINCOLN HEALTH CENTER	1000 HEALTH CENTER DR, MATTOON, IL 61938	IL
Sarasota Memorial Hospital	1700 S TAMIAMI TRL, SARASOTA, FL 34239	FL
SCRIPPS MEMORIAL HOSPITAL	9222 GENESEE AVE LA JOLLA CA 92037	CA
SETON WILLIAMSON COUNTY HOSPITAL	201 SETON PKWY, ROUND ROCK, TX 78665	TX
SEVEN RIVERS WOUND CARE CENTER	1669 SE US HIGHWAY 19, CRYSTAL RIVER, FL 34429	FL
SHADYSIDE HOSPITAL (UPMC)	5865 CENTRE AVE, PITTSBURGH, PA 15206	PA
SHREWSBURY SURGERY CENTER	655 SHREWSBURY AVE, , SHREWSBURY NJ 07702	NJ
SHRINERS HOSPITAL - GALVESTON UNIT	815 MARKET ST, , GALVESTON TX 77550-9969	TX
SHRINERS HOSPITAL FOR CHILDREN	3229 BURNET AVE, CINCINNATI, OH 45229	OH
SHRINERS HOSPITAL FOR CHILDREN	3551 N BROAD ST, PHILADELPHIA, PA 19140-4131	PA
SILVERTON HOSPITAL	342 FAIRVIEW ST, SILVERTON, OR 97381	OR
SINGING RIVER HOSPITAL	2809 DENNY AVE, PASCAGOULA, MS 39581	MS
SKYLINE MEDICAL CENTER	3441 DICKERSON PIKE, , NASHVILLE TN 37207	TN
Sonoma Valley Hospital	347 Andrieux Street Sonoma, CA 95476	CA
SOUTH GEORGIA MEDICAL CENTER	2501 North Patterson St Valdosta, GA 31602	GA
SOUTHERN OHIO MEDICAL CENTER	1025 ROBINSON AVE PORTSMOUTH, OH 45662	OH
SOUTHWEST GENERAL HOSPITAL	18697 BAGLEY RD, , MIDDLEBURG HEIGHTS OH 44130	OH
SOUTHWEST GENERAL HOSPITAL	7400 BARLITE BLVD SAN ANTONIO, TX 78224	TX
SOUTHWESTERN REGIONAL MED CTR	10109 E 79TH ST, TULSA, OK 74133	OK
SPARKS REGIONAL MEDICAL CENTER	1001 TOWSON AVE, FORT SMITH, AR 72901	AR
SPARTANBURG REG MEDICAL CENTER	101 E WOOD ST, SPARTANBURG, SC 29303	SC
SPECTRUM HEALTH DOWNTOWN CAMP	100 MICHIGAN ST, , GRAND RAPIDS MI 49503	MI
SPRING HILL REGIONAL HOSPITAL	10461 QUALITY DR, SPRING HILL, FL 34609	FL
ST ALEXIUS MEDICAL CENTER	1300 INDUSTIAL DR STE 2, , BISMARCK ND 58501	ND
ST ALPHONSUS REG MEDICAL HEALTH SYSTEM	1055 N CURTIS RD, , BOISE ID 83706	ID
ST ANNE MERCY HOSPITAL	3404 W SYLVANIA AVE, TOLEDO, OH 43623	OH
ST ANNES HOSPITAL	795 MIDDLE ST, FALL RIVER, MA 02721	MA
ST ANTHONYS MEDICAL CENTER	5666 E STATE ST ROCKFORD, IL 61108	IL
ST CATHERINE OF SIENNA	50 RTE 25 STE A, SMITHTOWN, NY 11787	NY
ST CATHERINE OF SIENNA	50 RTE 25 STE A, SMITHTOWN, NY 11787	NY
ST CHARLES HOSPITAL & REHAB CENTER	200 BELLE TERRE RD, PORT JEFFERSON, NY 11777	NY
ST CHARLES MEDICAL CENTER	2500 NE NEFF RD BEND, OR 97701	OR
ST CHARLES MERCY HOSPITAL	2600 NAVARRE AVE, , OREGON OH 43616	OH
ST DOMINIC HOSPITAL	969 LAKELAND DR, JACKSON, MS 39216	MS

ST ELIZABETH HEALTH CENTER	8401 MARKET ST, BOARDMAN, OH 44512	OH
ST ELIZABETH HEALTH CENTER - Youngstown	1044 BELMONT AVE, YOUNGSTOWN, OH 44501	OH
ST ELIZABETHS HOSPITAL	736 CAMBRIDGE ST, BOSTON, MA 02135	MA
ST FRANCIS HEALTH SYSTEM	PO BOX 707004, , TULSA OK 74170	OK
ST FRANCIS HOSPITAL	6161 S YALE AVE, TULSA, OK 74136	OK
ST FRANCIS HOSPITAL	100 PORT WASHINGTON BLVD, ROSLYN, NY 11576	NY
ST FRANCIS HOSPITAL	2122 MANCHESTER EXPY, , COLUMBUS GA 31904	GA
ST JOHN HOSPITAL	22101 MOROSS RD, DETROIT, MI 48236	MI
ST JOHNS MEDICAL CENTER TULSA OKMEDICAL CENTER	1900 S WHEELING AVE,TULSA,OK,74104	OK
ST JOSEPH CENTER OUTPATIENT SURG	4510 FREDERICK BLVD, SAINT JOSEPH, MO 64506	MO
ST JOSEPH HOSPITAL	1351 N EARL RUDDER FWY, BRYAN, TX 77803	TX
ST JOSEPH HOSPITAL INC	531 SNAKE RIVER AVE, LEWISTON, ID 83501	IA
ST JOSEPHS HOSPITAL	45 W 10TH ST, SAINT PAUL, MN 55102-1062	MN
ST JOSEPHS HOSPITAL	3001 W MARTIN L KING BLVD, , TAMPA FL 33607-6387	FL
ST JOSEPH’S HOSPITAL	611 ST JOSEPHS AVE MARSHFIELD, WI 54449	WI
ST JOSEPHS HOSPITAL & MED CTR	350 W THOMAS RD, PHOENIX, AZ 85013	AZ
ST LUKES BETHLEHEM CAMPUS	1650 E RACE ST, ALLENTOWN, PA 18109	PA
ST LUKES EPISCOPAL HOSPITAL	1317 LAKE POINTE PKWY, , SUGAR LAND TX 77478-3997	TX
ST LUKES HOSPITAL	1 PAGE ST NEW BEDFORD, MA 02740	MA
ST LUKES HOSPITAL	4401 WORNALL RD, KANSAS CITY, MO 64111	MO
ST MARGARET HOSPITAL	815 FREEPORT RD, PITTSBURGH, PA 15215-3301	PA
ST MARYS GREEN BAY	1726 SHAWANO AVE, GREEN BAY, WI 54303	WI
ST MARYS HOSPITAL & MEDICAL CENTER	2635 N 7TH ST, GRAND JUNCTION, CO 81501	CO
ST MARYS HOSPITAL & MEDICAL CENTER	2635 N 7TH ST, GRAND JUNCTION, CO 81501	CO
ST MARYS MEDICAL CENTER	3700 WASHINGTON AVE EVANSVILLE, IN 47714	IN
ST MARYS SURGICARE	300 CIRCLE FRONT DR EVANSVILLE, IN 47715	IN
ST THOMAS HOSPITAL	4220 HARDING RD, NASHVILLE, TN 37205	TN
ST VINCENT HOSPITAL	1233 N 30TH ST, , BILLINGS MT 59101	MT
ST VINCENTS MEDICAL CENTER	2213 CHERRY ST, , TOLEDO OH 43608	OH
St. Alexian Brothers Hospital	1555 N. Barrington Rd., Hoffman Estates, IL 60169	IL
St. Francis Hospital Topeka	1700 S.W. 7th Street Topeka, KS 66606	KS
St. Joseph’s Hospital-Kokomo - SEE NOTES	1907 W SYCAMORE ST, KOKOMO, IN 46901	IN
St. Mary’s Health Ctr - Jefferson City	2505 MISSION DR, JEFFERSON CITY, MO 65109	MO
STAR VALLEY MEDICAL CENTER	901 ADAMS ST, AFTON, WY 83110	WY
STONY BROOK UNIV HOSPITAL	101 NICOLLS RD STONY BROOK, NY 11794	NY
STONY BROOK UNIV HOSPITAL	101 NICOLLS RD STONY BROOK, NY 11794	NY
Stormont Vail Healthcare - Topeka, KS	1500 SW 10th Ave. Topeka, KS 66604	KS

Stormont Vail Single Day Surg(Topeka SDS)	823 Southwest Mulvane, #101 Topeka, KS 66606	KS
SUGARLAND SURGICAL HOSPITAL	16906 SOUTHWEST FWY, SUGAR LAND, TX 77479	TX
SURGCENTER AT PIMA CROSSING	8415 N PIMA RD STE 190 SCOTTSDALE, AZ 85258	AZ
Surgery Center at Health Park	600 Health Park Blvd. Grand Blanc, MI 48439	MI
Surgery Center at St. Andrews	1350 E. Venice Avenue Venice, FL 34285	FL
SURGERY CENTER COLUMBUS	2548 WEEMS RD, COLUMBUS, GA 31909	GA
SURGERY CENTER OF ALTA BATES SUMMIT MC	3875 TELEGRAPH AVE, , OAKLAND, CA 94609	CA
Surgery Center of Lawton	3617 W. Gore Blvd., Suite C Lawton, OK 73505	OK
Surgery Center of the Rockies	1300 S. Potomac Street Aurora, CO 80012	CO
SURGICAL CARE AFFILIATES ORLANDO CTRALTHSOUTH-ORLA	1405 S ORANGE AVE, ORLANDO, FL 32806	FL
SURGI-CENTER OF CENTRAL VIRGINIA	1500 DIXON ST STE 101, , FREDERICKSBURG VA 22405	VA
SUTTER ALHAMBRA SURG CENTER	1201 ALHAMBRA BLVD STE 110, , SACRAMENTO, CA 95816-5243	CA
SWEDISH COVENANT HOSPITAL	5145 N CALIFORNIA AVE, CHICAGO, IL 60625	IL
SYMBION/BLUE SPRINGS SURGERY CTR	1053 MED CTR DR STE 201, ORANGE CITY, FL 32763	FL
TALLAHASSEE MEMORIAL HOSPITAL	1300 MICCOUSUKEE RD, TALLAHASSEE, FL 32308	FL
TALLAHASSEE MEMORIAL HOSPITAL	1300 Miccosukee Rd Tallahassee, FL 32308	FL
TALLAHASSEE MEMORIAL HOSPITAL	1300 MICCOUSUKEE RD, TALLAHASSEE, FL 32308	FL
Tallgrass Surgery Center	6001 SW 6th Avenue Topeka, KS 66615	KS
Tampa Bay Surgery Center-MIDTOWN	2727 W DR MARTIN L KING BLVD STE 150 TAMPA, FL 33607	FL
TAMPA GENERAL HEALTHCARE	1 Tampa General Circle Tampa, FL 33606	FL
TAMPA GENERAL HEALTHCARE	1 TAMPA GENERAL CIR, , TAMPA FL 33606	FL
Tampa Outpatient Surgical Facility	5013 N ARMENIA AVE TAMPA, FL 33603	FL
TANNER MEDICAL CENTER	120 S COTTAGE HILL RD, CARROLLTON, GA 30117-6932	GA
TERREBONNE GENERAL MEDICAL CENTER	8166 MAIN ST, HOUMA, LA 70360	LA
TEXAS HEALTH PRESBYTERIAN HOSPITAL FLOWER MOUND	4400 LONG PRAIRIE RD, FLOWER MOUND, TX 75028	TX
The Surgery Center of Fort Collins	1100 E. Prospect Rd. Fort Collins, CO 80525	CO
The Surgery Center of Victoria	6370 North Navarro Victoria, TX 77904	TX
TIMBERLAKE SURGERY CENTER	14825 N OUTER FORTY RD STE 100 CHESTERFIELD MO 63017	MO
TITUS REGIONAL MEDICAL CENTER	2001 N JEFFERSON AVE MOUNT PLEASANT, TX 75455	TX
TOPS SURGICAL SPECIALTY HOSP	17080 RED OAK DR HOUSTON TX 77090-2602	TX
TOURO INFIRMARY	1401 FOUCHER ST, NEW ORLEANS, LA 70115	LA
TRANSPLANT SERVICES CENTER	5601 SOUTHWESTERN MEDICAL AVE, DALLAS, TX 75235-7207	TX
TRANSPLANT SERVICES CENTER	5601 SOUTHWESTERN MEDICAL AVE DALLAS, TX 75235	TX

TRIANGLE ORTHOPAEDIC SURGERY CENTER	7921 ACC BLVD RALEIGH, NC 27617-8742	NC
TRINITY HEALTH MINOT ND	1 BURDICK EXPY W MINOT ND 58701	ND
TRINITY HEALTH ST JOSEPH MERCY HOSPITAL	115 FULTON ST, PONTIAC, MI 48341	MI
Trinity Park Surgery Center - TX	3501 Matlock Road Arlington, TX 76015	TX
Trinity Surgery Center - FL	2020 TRINITY OAKS BLVD, TRINITY, FL 34655-4402	FL
Truman Medical Centers	7900 LEES SUMMIT RD Kansas City, MO 64139	MO
TRUMAN MEDICAL CENTERS WEST	2301 HOLMES ST KANSAS CITY, MO 64108	MO
TRUMAN MEDICAL CENTERS WEST	7900 LEES SUMMIT RD, KANSAS CITY, MO 64139	MO
TRUMAN MEDICAL CENTERS WEST	2301 HOLMES ST, KANSAS CITY, MO 64108	MO
TUCSON MEDICAL CENTER	5301 E Grant Rd Tucson, AZ 85712	AZ
TUCSON MEDICAL CENTER	5301 E GRANT RD, TUCSON, AZ 85712	AZ
TULANE UNIVERSITY	1415 TULANE AVE, NEW ORLEANS, LA 70112	LA
TUOMEY HEALTHCARE SYSTEM	129 N WASHINGTON ST, , SUMTER SC 29150	SC
UAB HEALTH SYSTEM	521 19TH ST S, BIRMINGHAM, AL 35249-0001	AL
UCD MEDICAL CENTER	7301 14TH AVE, SACRAMENTO, CA 95820-3535	CA
UCD MEDICAL CENTER	7301 14TH AVE SACRAMENTO CA 95820-3535	CA
UCD MEDICAL CENTER	7301 14TH AVE SACRAMENTO, CA 95820-3535	CA
UCI MEDICAL CENTER	1331 S STATE COLLEGE BLVD, FULLERTON, CA 92831	CA
UNION MEMORIAL HOSPITAL	201 E UNIVERSITY PKWY, BALTIMORE, MD 21218	MD
UNITED HOSPITAL CENTER	327 MEDICAL PARK DR BRIDGEPORT, WV 26330	WV
UNITYPOINT HEALTH	1200 PLEASANT ST DES MOINES IA 50309	IA
University Gen. SurgiCare-Prev. Mainland	3750 MEDICAL PARK BLVD STE 300, DICKINSON, TX 77539-7387	TX
UNIVERSITY MEDICAL CENTER	602 INDIANA AVE, LUBBOCK, TX 79415	TX
UNIVERSITY OF CHICAGO HOSPITAL	5835 S COTTAGE GROVE AVE CHICAGO, IL 60637	IL
UNIVERSITY OF COLORADO HOSPITAL AUTH	12605 E 16TH AVE AURORA, CO 80045	CO
UNIVERSITY OF ILLINOIS	1740 W TAYLOR ST CHICAGO IL 60612	IL
UNIVERSITY OF KS MEDICAL CENTER	2015 W 39TH ST KANSAS CITY KS 66160-0001	MO
UNIVERSITY OF LOUISVILLE HOSPITAL	210 E GRAY ST STE 1102 LOUISVILLE KY 40202	KS
UNIVERSITY OF MICHIGAN HOSP	1500 E MEDICAL CENTER DR ANN ARBOR MI 48109	MI
UNIVERSITY OF ROCHESTER	180 SAWGRASS DR ROCHESTER NY 14620	NY
UNIVERSITY OF TENNESSEE	1924 ALCOA HWY, KNOXVILLE, TN 37920	TN
UNIVERSITY OF TEXAS MD ANDERSON	1515 HOLCOMBE BLVD, HOUSTON, TX 77030	TX
UNIVERSITY OF TOLEDO THE HOSPITAL	2801 W BANCROFT ST TOLEDO OH 43606-3390	OH
UNIVERSITY OF VIRGINIA HOSPITALS	1204 W MAIN ST RM 2104, CHARLOTTESVILLE, VA 22903-2824	VA
UPMC/PASSAVANT CRANBERRY	1 ST FRANCIS WAY, CRANBERRY TOWNSHIP, PA 16066	PA
UT DAY SURGERY	1934 ALCOA HWY BLDG D STE 170 KNOXVILLE, TN 37920	TN

UTAH VALLEY HOSPITAL	1034 N 500 W, PROVO, UT 84604	UT
VA MEDICAL CENTER-DURHAM	508 FULTON ST, DURHAM, NC 27705	NC
VALLEY AMBULATORY SURGERY	2210 DEAN ST, SAINT CHARLES, IL 60175	IL
VANDERBILT UNIVERSITY HOSPITAL	1121 21ST AVE S VUH 6N RM 6115 NASHVILLE, TN 37232	TN
VENTURA COUNTY MEDICAL CENTER	3291 LOMA VISTA RD, VENTURA, CA 93003	CA
Verde Valley Medical Center	269 S CANDY LN COTTONWOOD, AZ 86326	AZ
VIRGINIA BEACH AMBULATORY SURG	1700 WILL O WISP DR, VIRGINIA BEACH, VA 23454	VA
VIRGINIA MASON HOSPITAL	1201 TERRY AVE, SEATTLE, WA, 98101	WA
WACCAMUW COMMUNITY HOSPITAL	4070 HWY 17 BYPASS, MURRELLS INLET, SC 29576	SC
WADLEY REGIONAL MEDICAL CENTER	1000 PINE ST, TEXARKANA, TX 75501	TX
WAKE FOREST UNIVERSITY BAPTIST MED CENTER	Medical Center Boulevard Winston Salem, NC 27157	NC
WAUKESHA MEMORIAL HOSPITAL	725 AMERICAN AVE WAUKESHA WI 53188	WI
WAUKESHA MEMORIAL HOSPITAL	725 AMERICAN AVE, WAUKESHA, WI 53188	WI
WAUKESHA MEMORIAL HOSPITAL	725 AMERICAN AVE WAUKESHA WI 53188	WI
WAUSAU HOSPITAL	333 PINE RIDGE BLVD, WAUSAU, WI 54401	WI
WEISS MEMORIAL HOSPITAL	820 W WILSON AVE, CHICAGO, IL 60640	IL
WELLSTAR COBB HOSPITAL	3950 AUSTELL RD, AUSTELL, GA 30106	GA
WEST BAY SURGERY CENTER	1401 WEST BAY DR, LARGO, FL 33770-2207	FL
WEST HOUSTON MEDICAL CENTER	12141 RICHMOND AVE, HOUSTON, TX 77082	TX
West Houston Surgicare - Houston TX	970 CAMPBELL RD, HOUSTON, TX 77024-2804	TX
WEST PARK HOSPITAL	707 SHERIDAN AVE, CODY, WY 82414	WY
WEST PENN ALLEGHENY HEALTH SYSTEM	1300 SANDUSKY ST, , PITTSBURGH, PA 15212	PA
WEST SHORE HOSPITAL	1465 E PARKDALE AVE MANISTEE, MI 49660	MI
WEST VALLEY HOSPITAL MEDICAL CENTER	13677 W MCDOWELL RD, GOODYEAR, AZ 85395	AZ
WEST VIRGINIA UNIVERSITY HOSPITAL	1 MED CTR DR, , MORGANTOWN WV 26505	WV
WEST VIRGINIA UNIVERSITY HOSPITAL	1 MED CENTER DR, MORGANTOWN, WV 26505	WV
WESTSIDE SURGICAL HOSPITAL	4200 TWELVE OAKS DR, , HOUSTON TX 77027	TX
WILKES-BARRE GENERAL HOSPITAL	575 N RIVER ST, WILKES BARRE, PA 18764	PA
WILLAMETTE VALLEY MEDICAL CTR	2700 SE STRATUS AVE, MCMINNVILLE, OR	OR
WILLIAM BEAUMONT HOSPITAL	3601 W 13 Mile Rd, Ste 100 Royal Oak, MI 48073	MI
WILLIAM BEAUMONT HOSPITAL	44201 Dequindre Road Troy, MI 48098	MI
WILLIAM W BACKUS HOSPITAL	326 WASHINGTON ST, NORWICH, CT 06360	CT
WILLIAMSPORT HOSPITAL	700 HIGH ST, , WILLIAMSPORT PA 17701	PA
WILLIS KNIGHTON MEDICAL CENTER	2628 PORTLAND AVE SHREVEPORT, LA 71103-3448	LA
WINCHESTER MEDICAL CENTER	1840 AMHERST ST WINCHESTER VA 22601	VA

WYOMING MEDICAL CENTER	1233 E 2ND ST CASPER WY 82601	WY
YELLOWSTONE SURGERY CENTER	1144 N 28TH ST BILLINGS MT 59101	MT
York General Hospital	2222 LINCOLN AVE, YORK, NE 68467	NE
YORK HOSPITAL	1001 S GEORGE ST YORK PA 17403	PA

II. List of consignments for Specialty Surgical Solutions

Name	State	Ship Address
Anderson Hospital	IL	6800 RTE 162, , MARYVILLE IL 62062 MADISON
Anne Arundel MC	MD	2001 MEDICAL PKWY ANNAPOLIS, MD 21401
Arrowhead Regional MC	CA
Atlanta Regional MC	GA
Atlantic City MC- Galloway	NJ
Baptist MC South - Montgomery	AL
Baptist Memorial - Memphis	TN
Baptist Memorial MC - Little Rock	AR
Baylor MC	TX
Brookwood MC	AL
Cape Fear Valley Regional Medical Center	NC
Carolina East MC	NC
Cox Health System	MO
Egleston Children’s Hosp	GA
Floyd MC	GA
Forrest County General Hosp	MS
George Washington University Hosp	DC
Good Samaritan Hosp - West Islip	NY	1000 MONTAUK HWY, WEST ISLIP, NY 11795
Hunterdon MC	NJ
Indiana University Health - Methodist	IN
Indiana University Health - North	IN
Indiana University Health - Riley	IN
Kaiser - Falls Church MC	MD
Kaiser - Fontana MC	CA
Kaiser - Oakland MC	CA
Kaiser - Ontario	CA
Kaiser - West Los Angeles	CA
Lakeland Regional MC	FL
Lakewood Ranch MC	FL
Lebonheur Childrens MC	TN
Madison Health	OH	210 N MAIN ST, LONDON, OH 43140
Manatee Memorial Hosp	FL
MARSHFIELD CLINIC_Neuro		1001 N OAK AVE, MARSHFIELD, WI 54449
MCG Consignment amendment	GA
Medical Center Hosp - Odessa	TX
Memorial Hosp - Belleville	IL
Memorial Regional Hosp - Hollywood FL	FL

Methodist Hosp of Southern CA	CA
Methodist University Hosp - Memphis	TN
Miami Valley Hosp - Dayton	OH
Milton S Hershey MC	PA
Mount St Mary Hosp	NY
Naples Community Hosp	FL
New England Baptist Hosp	MA
North Central Bronx Hosp	NY
North Naples Hosp	FL
North Shore University Health System	IL	2700 GIRARD AVE, EVANSTON, IL 60201
Norton Suburban Hosp	KY
Oak Ridge Methodist MC	TN
Oakwood Dearborn	MI
Overlook Hosp	NJ	193 MORRIS AVE SUMMIT, NJ 07901
Parma	OH
Phoebe Putney Memorial Hosp	GA
Pocono Medical	PA
Pontiac Osteopathic Hosp	MI
Providence Hosp	AL
Queens MC - Punchbowl	HI
Queens MC West - Ewa Beach	HI
Renown Reg MC	NV
Sarasota Memorial Hosp	FL
SC at St Francis - Memphis	TN
Scripps Memorial Hospital La Jolla	CA
Sharp Grossmont	CA	5555 GROSSMONT CENTER DR, LA MESA, CA 91942
Sinai Hosp - Baltimore	MD
Southeastern Ohio Regional Med Ctr		1341 CLARK ST, CAMBRIDGE, OH 43725
St Bernards	AR
St Clair Memorial Hosp	PA
St Dominic Hosp	MS	969 LAKELAND DR, JACKSON, MS 39216
St Elizabeth Hosp	NY
St Francis Hosp	GA
St Lukes Hosp	OH
St Marys MC	MI
St Vincent Infirmary	AR
Taylor Hosp	PA
The University of Texas Medical Branch	TX
Trinity MC	OH

UCLA MC	CA
Unity Health Park Ridge Hosp	NY
University of CA - Irvine	CA
University of Colorado Hosp	CO
University of Colorado Hosp - Aurora	CO
University of Pennsylvania	PA

Item D.	Trade Names

Grantor	Trade Name
Integra LifeSciences Corporation	Integra
Integra LifeSciences Corporation	Integra LifeSciences
Integra LifeSciences Corporation	Integra NeuroSciences
Integra LifeSciences Corporation	Integra Neurosupplies (NSI)
Integra LifeSciences Corporation	Integra Pain Management
J. Jamner Surgical Instruments, Inc.	Jarit Instruments
Integra York PA, Inc.	Miltex

Item E.	Commercial Tort Claims

Grantor	Description of Commercial Tort Claim
HyperBranch Medical Technology, Inc,	The Company is pursuing a lawsuit in federal court against HyperBranch Medical Technology, Inc,, alleging that certain of HyperBranch’s products infringe patents licensed by the Company. (See the Company’s September 15, 2015 8-K for additional detail.)